    IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

                                  BROADVISION, INC.

                                STOCK OPTION AGREEMENT

    BROADVISION, INC. (the "Company") is pleased to inform you that its Board of Directors has granted you an option to purchase shares of the common stock of the Company ("Common Stock") under the BroadVision, Inc. Stock Option Plan (the "Plan").

    The details of your option are as follows:

OPTIONEE NAME:
               -------------------

NUMBER OF SHARES:
                  ----------------

EXERCISE PRICE:  $               per share, being not less than the fair market
value of the Common Stock on the date of grant of this option.

GRANT DATE:
            ----------------------

EXPIRATION DATE:             , unless it ends sooner for the reasons described
in Section 5 of the Supplemental Terms and Conditions attached.

VESTING COMMENCEMENT DATE:
                           -------------

VESTING SCHEDULE:       % on first anniversary of Vesting Commencement Date
                 -------

                        % each monthly anniversary thereafter until fully vested
                 -------

TAX QUALIFICATION: This option _X__ is ___ is not intended to qualify for the federal income tax benefits available to an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

ADDITIONAL TERMS AND OPTIONEE'S ACKNOWLEDGEMENTS: This option is also subject to all the terms of the Supplemental Terms and Conditions attached to this Agreement. The undersigned optionee acknowledges receipt of this option agreement, the Supplemental Terms and Conditions, and the exhibits referred to in both documents, and understands and agrees to all their terms. Optionee further acknowledges that as of the date of grant of this option, this option and its exhibits set forth the entire understanding between optionee and the Company and regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the option agreements previously granted and delivered to optionee under the Plan, and (ii) the following agreements only:

    OTHER AGREEMENTS:
                      --------------------------------
                      --------------------------------
                      --------------------------------

BROADVISION, INC.                      OPTIONEE:

By:
    -------------------------------    --------------------------------------
                                       Signature
Name:
    ------------------------------

Date:                                  Date:
    ------------------------------          ----------------------------------

                                  BROADVISION, INC.

                       SUPPLEMENTAL TERMS AND CONDITIONS OF THE
                           INCENTIVE STOCK OPTION AGREEMENT

      1. METHOD OF PAYMENT. Payment of the exercise price per share is due in full upon exercise of all or any part of this option. You may make payment of the exercise price in cash or by check at the time of exercise. Notwithstanding the foregoing, this option may also be exercised as part of a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or a check) by the Company before Common Stock is issued.

      2.     EARLY EXERCISE OF OPTION (EXERCISE OF UNVESTED SHARES).

             (a) At any time during your service with the Company or a parent or subsidiary (as defined in Section 424 of the Internal Revenue Code (the "Code") and defined as a "Related Company" in this document), you may exercise any or all of the shares subject to this option whether or not the shares have vested, PROVIDED, HOWEVER, that:

                    i. a partial exercise of this option will be deemed to cover vested shares first and then the earliest vesting installment of unvested shares;

                    ii. any unvested shares at the date of exercise will be subject to the purchase option in favor of the Company which is described in the Notice of Exercise and Stock Purchase Agreement (the "Notice of Exercise") attached as an exhibit to this option;

                    iii. you will enter into the Notice of Exercise which will contain the same vesting schedule as in this option agreement; and

                    iv. this option may not be exercised under this paragraph 2 if the exercise would cause the aggregate fair market value of any shares subject to incentive stock options granted to you by the Company or a Related Company (valued as of their grant date) which would become exercisable for the first time during any calendar year to exceed $100,000.

             (b) Your right to purchase unvested shares ends upon termination of your service with the Company and all Related Companies.

      3. WHOLE SHARES. You may exercise this option only for whole shares and the Company shall be under no obligation to issue any fractional shares of Common Stock to you.

      4. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained in this option, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Securities Act of 1933, as amended (the "Act") or, if the shares are not registered at that time, the Company has determined that the exercise and issuance would be exempt from the registration requirements of the Act.


                                          1.

      This option has been granted under the terms of a compensatory benefit plan established by the Company to provide financial incentives for the Company's employees (including officers) and certain directors and consultants to work for the financial success of the Company and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Act.

      5.     TERM OF OPTION.   The term of this option begins on the date you
were granted this option and, unless it ends sooner for the reason described below, terminates on the Expiration Date set forth in the Stock Option Agreement. You may not, under any circumstances, exercise this option after the Expiration Date. By delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise this option.

      This option will also terminate prior to the end of its term if your service as an employee or an advisor or consultant with the Company and all Related Companies is terminated for any reason or for no reason. Your option will then terminate three (3) months after the date on which you are no longer providing services to the Company or any Related Company unless one of the following circumstances exists:

             (a)    Your termination of service is due to your disability.
This option will then terminate on the earlier of the Expiration Date or twelve
(12) months following the termination of your service. You should be aware that if your disability is not considered a permanent and total disability within the meaning of Section 422(c)(6) of the Code, and you exercise this option more than three (3) months following the date of your termination of employment, your exercise will be treated for tax purposes as the exercise of a "nonstatutory stock option" instead of an "incentive stock option."

             (b) Your termination of service is due to your death. This option will then terminate on the earlier of the Expiration Date or twelve (12) months after your death.

             (c) If during any part of the three (3) month period you may not exercise your option solely because of the condition described in paragraph 4 above, then your option will not terminate until the earlier of the Expiration Date or until this option shall become exercisable for an aggregate period of three (3) months after the termination of your service.

             (d) If your exercise of the option within three (3) months after termination of your service with the Company and all Related Companies will result in liability under Section 16(b) of the Securities Exchange Act of 1934, as amended, then your option will terminate on the earlier of (i) the Expiration Date, (ii) the tenth (10th) day after the last date on which your exercise would result in such liability or (iii) six (6) months and ten (10) days after the termination of your service with the Company and all Related Companies.

      Only the shares which are vested on the date of your termination of service may be exercised following the termination of your service.


                                          2.

      In order to obtain the federal income tax advantages associated with an incentive stock option, the Code requires that at all times beginning on the date of grant of the option and ending on the day three (3) months before the date of the option's exercise, you must be an employee of the Company or a Related Company, except in the event of your death or disability. The Company has provided for continued vesting or extended exercisability for your option under certain circumstances for your benefit, but cannot guarantee that your option will necessarily be treated as an incentive stock option if you provide services to the Company or a Related Company as a consultant or exercise your option more than three (3) months after the date your employment with the Company and all Related Companies terminates.

      6.     EXERCISE OF OPTION.

             a. You may exercise this option to the extent specified above, by delivering the Notice of Exercise attached to this option as an exhibit together with the exercise price to the Secretary of the Company, or another person designated by the Company, during regular business hours, together with any additional documents required in the Notice of Exercise.

             b.     By exercising this option you agree that:

                    i. the Company may require you to pay to the Company any tax withholding obligation of the Company arising from (1) your exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of the shares of Common Stock you acquired upon the exercise of this option;

                    ii. you will notify the Company in writing within fifteen (15) days after the date on which you dispose of any of the shares of the Common Stock issued to you upon your exercise of this option if the disposition of shares occurs prior to the earlier of two (2) years after the date on which you were granted this option or one (1) year after the date on which you exercised this option; and

                    iii. in connection with the first underwritten registration of the offering of any securities of the Company under the Act, the Company (or a representative of the underwriters) may require that you not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during a period not to exceed one hundred eighty (180) days following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act. For purposes of this restriction you will be considered to own securities which (i) you own directly or indirectly, including securities held for your benefit by nominees, custodians, brokers or pledgees; (ii) you may acquire within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for your brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which you are a shareholder, partner or beneficiary, but only to the extent of your proportionate interest in the corporation, partnership, estate or trust as a shareholder, partner or beneficiary. You further agree that the Company may impose stop-transfer instructions on the securities subject to these restrictions until the end of the period.


                                          3.

      7. OPTION NOT TRANSFERABLE. This option may not be transferred, except by will or by the laws of descent and distribution, and may be exercised during your life only by you.

      8. OPTION NOT AN EMPLOYMENT CONTRACT. This option is not an employment contract and nothing in this option creates in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company.

      9. NOTICES. Any notices provided for in this option or the Plan will be given in writing and will be considered to have been given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you later designate in writing to the Company.

      10. GOVERNING PLAN DOCUMENT. This option is subject to all the provisions of the Plan, which is attached as an exhibit to this option. All provisions of the Plan are hereby made a part of this option. This option is further subject to all interpretations, amendments, rules and regulations which may from time to time be set forth and adopted under the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.


ATTACHMENTS:

Exhibit A:  BroadVision, Inc. Stock Option Plan
Exhibit B:  Regulation 260.141.11
Exhibit C:  Notice of Exercise and Stock Purchase Agreement


                                          4.

                                   BROADVISION, INC.

                   NOTICE OF EXERCISE AND STOCK PURCHASE AGREEMENT

    Pursuant to a stock option (the "Stock Option") granted by BroadVision, Inc. (the "Company") to the undersigned purchaser ("Purchaser") on the Stock Option grant date set forth below, Purchaser hereby elects to exercise his or her Stock Option and to purchase shares of the Company's common stock ("Common Stock") and the Company hereby agrees to sell shares of Common Stock to the Purchaser upon the following terms and conditions:

NAME OF PURCHASER:
                  -----------------------------------

STOCK OPTION GRANT DATE:
                        -----------------------------

TYPE OF EXERCISE:                              TYPE OF OPTION:

/ / Vested shares only                         / / Incentive Stock Option
/ / Early exercise (some unvested shares)(1)   / / Non Qualified Stock Option

NUMBER OF SHARES:  Purchaser hereby exercises his or her option as
to        vested shares of Common Stock and            unvested shares of
Common Stock (the "Unvested Stock") for a total of          shares (the
"Stock").

REGISTERED NAME:  Stock certificates for the Stock to be issued in name of

- --------------------------------------------------------------------------------

- -------------------------------.

TOTAL EXERCISE PRICE:  $           , consisting of a cash payment delivered with
this notice.

ADDITIONAL TERMS AND PURCHASER'S ACKNOWLEDGEMENTS: This agreement is also subject to all the terms of the Supplemental Terms and Conditions attached to this agreement. The Purchaser acknowledges receipt of this agreement, the Supplemental Terms and Conditions, and the exhibits referred to in both documents, and understands and agrees to all their terms. Purchaser further acknowledges that as of the date of this agreement, this agreement and its exhibits set forth the entire understanding between Purchaser and the Company and regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the option agreements previously granted and delivered to Purchaser under the Company's Stock Option Plan (the "Plan"), and (ii) the following agreements only:

    OTHER AGREEMENTS:
                     ----------------------------------------

                     ----------------------------------------

                     ----------------------------------------

BROADVISION, INC.                      PURCHASER:

By:
   ---------------------------------   ----------------------------------------
                                       Signature

Name:
    -------------------------------

Date:                                  Date:

    -------------------------------         -----------------------------------

(1) If you are exercising your option as to unvested shares, you should determine whether you wish to make a section 83(b) election. Such election must be made and filed with the Internal Revenue Service within thirty (30) days of the date you exercise this option. In short, a section 83(b) election provides for the determination of taxable income (regular income tax for nonqualified stock options and alternative minimum tax for incentive stock options) on the date of exercise rather than the later date on which the stock vests. More detailed information on section 83(b) elections, as well as election forms, are available from the Company.

                                   BROADVISION, INC.

                      SUPPLEMENTAL TERMS AND CONDITIONS OF THE
                   NOTICE OF EXERCISE AND STOCK PURCHASE AGREEMENT


      1. SALE AND PURCHASE. Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to sell to Purchaser, the total number of shares of the common stock (the "Stock") of the Company set forth in the Notice of Exercise and Stock Purchase Agreement (the "Notice"), for the exercise price set forth in the Notice, payable in cash. These Supplemental Terms and Conditions together with the Notice shall be referred to herein as the "Agreement."

      2.     CLOSING.

             a. LOCATION. The closing hereunder shall occur at the offices of the Company on the date of this Agreement or at such other time and place as the parties may mutually agree upon in writing.

             b. STOCK ASSIGNMENTS AND ESCROW. At the closing, Purchaser shall deliver the total exercise price in cash. In addition, to the extent that the Purchaser is purchasing any Unvested Shares herewith, Purchaser shall also deliver three (3) stock assignments in the form of Exhibit B duly endorsed (with date and number of shares left blank) and joint escrow instructions (the "Joint Escrow Instructions") in the form of Exhibit C, duly executed by Purchaser.

             c. STOCK CERTIFICATES. At the closing or as soon thereafter as practicable, the Company shall deliver to the Purchaser share certificates for the Vested Stock. In addition, to the extent that the Purchaser is purchasing Unvested Stock, the Company shall deliver to the Escrow Agent (as defined in paragraph 8 below) share certificates for all of the Unvested Stock that is to be subject to the Purchase Option (as defined in paragraph 3 below).

      3.     COMPANY'S REPURCHASE OPTION.  In accordance with the provisions of section 408(b) of the California General Company Law, the Unvested Stock to be purchased by Purchaser pursuant to this Agreement shall be subject to the following option ("Purchase Option"):

             a. PURCHASE OPTION. In the event that Purchaser shall cease to be an employee of the Company for any reason (including Purchaser's death), or no reason, with or without cause, the Purchase Option may be exercised. The Company shall have the right at any time within the ninety (90) day period after Purchaser's termination of service with the Company and all affiliates of the Company or such longer period as may be agreed to by the Company and Purchaser (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Internal Revenue Code) to purchase from Purchaser or his personal representative, as the case may be, at the price per share paid by Purchaser pursuant to this Agreement ("Option Price"), up to but not exceeding the number of shares of the Unvested Stock, adjusted as set forth below.


                                          1.

             b. RELEASE FROM PURCHASE OPTION. The number of shares of the Stock deemed to be "Unvested Stock" shall be equal to (x) the total number of shares of the Stock granted to the Purchaser pursuant to the Stock Option less
(y) the number of shares of the Stock that have vested under the vesting schedule set forth in the Stock Option as of the date of the termination of the Purchaser's services with the Company.

             c. CHANGE OF CONTROL. In addition, and without limiting the foregoing Purchase Option, if at any time during the term of the Purchase Option, there occurs: (a) a dissolution or liquidation of the Company; (b) a merger or consolidation involving the Company in which the Company is not the surviving corporation; (c) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of other securities, cash or otherwise; or
(d) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, then: (i) if there will be no successor to the Company, the Company shall have the right to exercise its Purchase Option as to all or any portion of the Stock then subject to the Purchase Option set forth above to the same extent as if Purchaser's employment by the Company had ceased on the date preceding the date of consummation of said event or transaction, or (ii) the Purchase Option may be assigned to any successor of the Company, and the Purchase Option shall apply if Purchaser shall cease for any reason to be an employee of such successor on the same basis as set forth above. In that case, references herein to the "Company" shall be deemed to refer to such successor.

             d. PAYMENT. The Company shall be entitled to pay for any shares purchased pursuant to its Purchase Option at the Company's option in cash, by offset against any indebtedness owing to the Company and given in payment for the Stock by Purchaser, or a combination of both.

             e. NOT AN EMPLOYMENT CONTRACT. This Agreement is not an employment contract and nothing in this Agreement shall be deemed to create in any way whatsoever any obligation on the part of the Purchaser to continue in the employ of the Company, or of the Company to continue Purchaser in the employ of the Company.

             f. EXERCISE OF PURCHASE OPTION. In the event that the Stock's Fair Market Value (as defined in the Plan) is equal to or exceeds the Option Price on the date that the Purchaser ceases to be employed, the Company, in its sole discretion, may exercise its purchase option to the extent permitted by law.

             g. NOTICE OF EXERCISE. The Purchase Option may be exercised by giving written notice of exercise delivered or mailed as provided in paragraph 11. Upon providing such notice and payment or tender of the purchase price, the Company shall become the legal and beneficial owner of the Stock being purchased and all rights and interests therein or related thereto.


                                          2.

             h. DISTRIBUTIONS, DIVIDENDS ETC. If from time to time during the term of the Purchase Option there is any stock dividend or liquidating dividend or distribution of cash and/or property, stock split or other change in the character or amount of any of the outstanding securities of the Company, then, in such event, any and all new, substituted or additional securities or other property to which Purchaser is entitled by reason of his ownership of the Unvested Stock will be immediately subject to the Purchase Option and be included in the words "Unvested Stock" for all purposes of the Purchase Option with the same force and effect as the shares of Unvested Stock then subject to the Purchase Option. While the total Option Price shall remain the same after each such event, the Option Price per share of Unvested Stock upon exercise of the Purchase Option shall be appropriately adjusted.

      4. LEGENDS. All certificates representing any shares of Stock of the Company subject to the provisions of this Agreement shall have endorsed thereon legends in substantially the following form:

             a. "These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under said Act or an opinion of counsel satisfactory to the corporation that such registration is not required."

             b. Any legend required to be placed thereon by the California Commissioner of Corporations.

In additions, certificates representing shares of Unvested Stock shall have endorsed thereon a legend in substantially the following form:

             c. "The shares represented by this certificate are subject to an option set forth in an agreement between the corporation and the registered holder, or his predecessor in interest, a copy of which is on file at the principal office of this corporation. Any transfer or attempted transfer of any shares subject to such option is void without the prior express written consent of the issuer of these shares."

      5.     PURCHASER REPRESENTATIONS AND ACKNOWLEDGEMENTS.

             a. SECURITIES ACT. Purchaser acknowledges that he is aware that the Stock to be issued to him by the Company pursuant to this Agreement has not been registered under the Securities Act of 1933, as amended (the "Act"), on the basis that no distribution or public offering of the Stock is to be effected, and in this connection acknowledges that the Company is relying on the following representations: Purchaser warrants and represents to the Company that he is acquiring the Stock for investment and not with a view to or for sale in connection with any distribution of the Stock or with any present intention of distributing or selling the Stock and he does not presently have reason to anticipate any change in circumstances or any particular occasion or event which would cause him to sell the Stock. Purchaser recognizes that the Stock must be held indefinitely unless it is subsequently registered under the Act or an


                                          3.

exemption from such registration is available and, further, recognizes that the Company is under no obligation to register the Stock or to comply with any exemption from such registration.

             b. RESALE OF STOCK. Purchaser is aware that the Stock may not be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until Purchaser has held the Stock for at least two (2) years. Among the conditions for use of Rule 144 is the availability of specified current public information about the Company. Purchaser recognizes that the Company presently has no plans to make such information available to the public.

             c. RECEIPT OF SECTION 260.141.11. Purchaser acknowledges receipt of a copy of Section 260.141.11 of Title 10 of the California Administrative Code, attached hereto as Exhibit A.

      6.     TRANSFER RESTRICTIONS.

             a. IN GENERAL. Whether or not the Purchase Option is exercised or has lapsed, Purchaser agrees not to make any disposition of any of the Stock in any event unless and until:

                    i. There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                    ii.    (1)    Purchaser shall have notified the Company of
the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and
(2) Purchaser shall have given the Company an opinion of counsel, which opinion and counsel shall be satisfactory to the Company, to the effect that such disposition will not require registration of the Stock under the Act.

             b. WITH RESPECT TO UNVESTED STOCK. Purchaser shall not sell or transfer any of the Unvested Stock subject to the Purchase Option or any interest therein so long as such Unvested Stock is subject to the Purchase Option.

             c.     EFFECT ON COMPANY.  The Company shall not be required
(i) to transfer on its books any shares of Common Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (ii) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

      7. ESCROW ARRANGEMENTS. As security for his faithful performance of the terms of this Agreement and to insure the availability for delivery of Purchaser's Stock upon exercise of the Purchase Option herein provided for, Purchaser agrees, at the closing hereunder (or as soon thereafter as practicable) to deliver (or have the Company deliver on the Purchaser's behalf) to and deposit with the Secretary of the Company, as escrow agent in this transaction (the "Escrow Agent"), three (3) stock assignments duly endorsed (with date and number of shares left blank) in the form attached hereto as Exhibit B, together with a certificate or


                                          4.

certificates evidencing all of the Unvested Stock subject to the Purchase Option; said documents are to be held by the Escrow Agent and delivered by said Escrow Agent pursuant to the Joint Escrow Instructions of the Company and Purchaser set forth in Exhibit C attached hereto and incorporated herein by this reference, which instructions shall also be delivered to the Escrow Agent at the closing hereunder (or as soon thereafter as practicable).

      8. STOCKHOLDER RIGHTS. Subject to the provisions of paragraph 6 above, Purchaser (but not any unapproved transferee) shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Unvested Stock.

      9. AGREEMENT NOT TO SELL. Purchaser further agrees that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Act, Purchaser will not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during a period not to exceed one hundred eighty (180) days following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act. For purposes of this restriction Purchaser will be considered to own securities that (i) are owned directly or indirectly by Purchaser, including securities held for Purchaser's benefit by nominees, custodians, brokers or pledgees; (ii) may be acquired by Purchaser within sixty (60) days of the Effective Date; (iii) are owned directly or indirectly, by or for Purchaser's brothers or sisters (whether by whole or half blood), spouse, ancestors and lineal descendants; or (iv) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which Purchaser is a shareholder, partner or beneficiary, but only to the extent of Purchaser's proportionate interest in the corporation, partnership, estate or trust as a shareholder, partner or beneficiary. Purchaser further agrees that the Company may impose stop-transfer instructions with respect to securities subject to the restrictions, described above, until the end of such period.

      10. ADDITIONAL DOCUMENTS. Purchaser agrees to provide any additional documents Company may reasonably require to complete the exercise of this option and the issuance of shares of the Common Stock of the Company in accordance with all applicable laws.

      11. NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in any United States Post Office Box, by registered or certified mail with postage and fees prepaid, addressed to the other party hereto as his address hereinafter shown below his signature or at such other address as such party may designate by ten (10) days' advance written notice to the other party hereto.

      12. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, inure to the benefit of and be binding upon Purchaser, his heirs, executors, administrators, successors, and assigns. Without limiting the generality of the foregoing, the Purchase Option of the Company hereunder shall be assignable by the Company at any time or from time to time, in whole or in part. Should the right of repurchase be assigned by the


                                          5.

Company, the assignee shall pay to the Company cash equal to the excess, if any, of the Stock's Fair Market Value (as defined in the Plan) over the Option Price.


      13. CAPITALIZED TERMS. Capitalized terms used but not defined in these Supplemental Terms and Conditions shall have the respective meanings given thereto in the Notice of Exercise and Stock Purchase Agreement.

      14. GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California, without giving effect to principles of conflicts of laws.

      15. HEADINGS. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.


ATTACHMENTS:

Exhibit A           Cal. Admin. Code, Title 10, Section 260.141.11

ADDITIONAL ATTACHMENTS IF UNVESTED SHARES BEING PURCHASED:

Exhibit B           Assignment Separate from Certificate
Exhibit C           Joint Escrow Instructions